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                                                                   Exhibit 23.04




                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Entercom Communications Corp. on Form S-1 of our report dated May 29, 1998 relating to the combined financial statements of the KBSG, Inc. and KNDD, Inc. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Seattle, Washington


August 13, 1998